SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 29, 2000



                           ENGINEERING ANIMATION, INC.
             (Exact name of registrant as specified in its charter)


     DELAWARE                      000-27670                    42-1323712
  (State or other           (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                           Identification No.)
  incorporation or
   organization)

                              2321 North Loop Drive
                                Ames, Iowa 50010
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (515) 296-9908

                                      None

      --------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 4.  Changes in Registrant's Certifying Accountant.

         Ernst & Young LLP ("E&Y") served as the independent auditor engaged as our principal accountants since 1991. After consultation with the Securities and Exchange Commission (SEC), E&Y has determined that, as a result of certain bookkeeping work performed by E&Y at three of our European subsidiaries, it could not meet the strict, SEC enforced technical requirements for auditor independence. Effective March 1, 2000, we have retained KPMG LLP ("KPMG") as our principal accountants to replace E&Y, who resigned as of February 29, 2000. Our audit committee and board of directors approved the change of accountants from E&Y to KPMG.

         The audit reports of E&Y on our consolidated financial statements for the fiscal years ending December 31, 1997 and 1998 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

         In connection with the audits of the fiscal years ending December 31, 1997 and 1998 and the subsequent interim periods, we had no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to their satisfaction, would have caused E&Y to make reference in connection with their opinion to the subject matter of the disagreement. In addition, during that time there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

         During the fiscal years ending December 31, 1997, 1998 and 1999, and the subsequent interim period, we did not consult with KPMG regarding the application of generally accepted accounting principles to a specific transaction, either proposed or completed, or the type of audit opinion that might be rendered on our consolidated financial statements. Since there were no disagreements or reportable events, we did not consult KPMG in respect to these matters during that time.

         We provided E&Y with a copy of this report prior to filing it with the SEC. We requested that E&Y furnish us with a letter to the SEC stating whether E&Y agrees with the above statements. E&Y's letter dated March 3, 2000 is attached as Exhibit 16.1.

Item 5.  Other Events

         On March 1, 2000, we issued a press release discussing the change in principal accountants described in Item 4 above. That press release is attached as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

(a)      Financial Statements and Exhibits.

         Not Applicable.

(b)      Exhibits.

         The exhibits listed in the accompanying Exhibit Index are filed as part of this Current Report on Form 8-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENGINEERING ANIMATION, INC.


Date:  March 3, 2000                        By:/s/ Michael K. O'Gara
                                               Michael K. O'Gara
                                               Vice President of Finance and
                                               Chief Financial Officer



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                           ENGINEERING ANIMATION, INC.

                        EXHIBIT INDEX TO FORM 8-K REPORT

Exhibit           Description

16.1 Letter from Ernst & Young LLP dated March 3, 2000 regarding change in certifying accountant.

99.1 Press Release dated March 1, 2000 discussing change in principal accountants.